UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 2, 2017

DELEK US HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32868 (Commission File Number)	52-2319066 (IRS Employer Identification No.)

7102 Commerce Way Brentwood, Tennessee (Address of principal executive offices)	37027 (Zip Code)

Registrant's telephone number, including area code: (615) 771-6701

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 8.01.	Other Events.
Legal Proceedings Regarding the Merger with Alon USA Energy, Inc.
As previously disclosed, on January 2, 2017, Delek US Holdings, Inc. (“Delek”), Alon USA Energy, Inc. (“Alon”), Delek Holdco, Inc., a wholly owned subsidiary of Delek (“HoldCo”), Dione Mergeco, Inc., a wholly owned subsidiary of HoldCo (“Dione Mergeco”) and Astro Mergeco, Inc., a wholly owned subsidiary of HoldCo (“Astro Mergeco”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), as amended by the First Amendment to the Merger Agreement, dated as of February 27, 2017, and the Second Amendment to the Merger Agreement, dated as of April 21, 2017. On May 30, 2017, Delek and Alon filed a definitive joint proxy statement, which was supplemented on June 6, 2017 (as supplemented, the “Proxy Statement”) with the Securities and Exchange Commission for the solicitation of proxies in connection with special meetings of Alon’s and Delek’s stockholders to be held on June 28, 2017 and June 29, 2017, respectively, to vote upon, among other things, matters necessary to complete the mergers of Dione Mergeco with and into Delek, with Delek surviving as a wholly owned subsidiary of HoldCo, and Astro Mergeco with and into Alon, with Alon surviving (the “Mergers”).
As previously disclosed in a Form 8-K filed on June 16, 2017, three purported stockholders of Alon and one purported stockholder of Delek have filed four lawsuits in connection with the Mergers. One of these plaintiffs had filed a motion seeking to preliminarily enjoin the Alon stockholder vote, but withdrew the motion on June 19, 2017. Delek has determined to voluntarily supplement the Proxy Statement as described in this Current Report on Form 8-K in order to moot certain of the plaintiffs’ unmeritorious disclosure claims, alleviate the costs, risks and uncertainties inherent in litigation and provide additional information to its stockholders. Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, Delek specifically denies all allegations in the aforementioned lawsuits, including without limitation, that any additional disclosure was or is required.
SUPPLEMENT TO THE DEFINITIVE PROXY STATEMENT
Delek is providing additional information regarding the Proxy Statement to its stockholders. These disclosures should be read in connection with the Proxy Statement, which should be read in its entirety. To the extent that the information set forth herein differs from or updates information contained in the Proxy Statement, the information set forth herein shall supersede or supplement the information in the Proxy Statement. Defined terms used but not defined herein have the meanings set forth in the Proxy Statement. Without admitting in any way that the disclosures below are material or otherwise required by law, Delek makes the following amended and supplemental disclosures (with additional language in bold and underlined text below):
The disclosure in the fourth paragraph on page 82 of the Proxy Statement is hereby supplemented by amending and restating the paragraph in its entirety to read as follows:
On March 2, 2015, Delek delivered a letter to the Alon Board requesting approval for purposes of Section 203 with respect to the potential purchase by Delek of some or all of the Alon shares held by Alon Israel. In response, the Alon Board formed a special committee consisting of independent directors - Ron Haddock, Ilan Cohen, Yeshayahu Pery and Zalman Segal (the “203 Special Committee”) and authorized it to review, negotiate and evaluate Delek’s request and make a recommendation to the Alon Board.

The disclosure in the first full paragraph on page 83 of the Proxy Statement is hereby supplemented by amending and restating the paragraph in its entirety to read as follows:

In addition, during early April 2015, Delek negotiated with the 203 Special Committee certain revisions and amendments to the Stockholder Agreement, including a “standstill” provision prohibiting Delek from acquiring additional shares that would result in Delek owning more than 49.99% of the outstanding Alon common stock before the 12-month anniversary of the closing of Delek’s purchase of the Alon shares from Alon Israel. ~~The Amended and Restated Stockholder Agreement, entered into on April 14, 2015, also permitted Delek to nominate its own slate of directors, if it chose to do so, for Alon’s 2016 annual meeting of stockholders.~~ Specifically, the Stockholder Agreement included, among others, the following terms:

•
Until May 14, 2016, neither Delek nor any of its affiliates and associates will own, acquire, or attempt to acquire any of Alon's common stock or preferred stock (collectively, the "Alon USA Capital Stock"), or securities that are settled in or represent the right to acquire Alon USA Capital Stock, in excess of 49.99 percent of the outstanding shares of Alon USA Capital Stock on an as-converted basis, or, in the event of a Triggering Transaction, 51 percent of the outstanding shares. A “Triggering Transaction” is defined as (a) the public disclosure of an acquisition of shares by any person (other than Delek, any of its affiliates or associates or affiliates of Alon) of Alon USA Capital Stock representing 15 percent or more of the outstanding voting power of Alon USA Capital Stock that has been approved by the Alon Board for purposes of Section 203 of the Delaware General Corporation Law or (b) a bona fide tender or exchange offer by any person (other than Alon, Delek or any of its affiliates or associates) to purchase outstanding shares of Alon USA Capital Stock if such offer is not withdrawn or terminated.

•
Until May 14, 2016, all shares of Alon USA Capital stock owned by Delek and its affiliates and associates will be voted, in Delek’s discretion, on any matter put to a vote of the Alon stockholders either as recommended by the Alon Board or proportionally with the votes cast by all other holders of Alon USA Capital Stock, except for certain matters (including voting on a merger or sale of all or substantially all assets of Alon, amendments to Alon’s certificate of incorporation, dissolution of Alon or issuance of Alon USA Capital Stock) as to each of which Delek and its affiliates and associates may vote their shares in their sole discretion. However, in the event of a Triggering Transaction, Delek and its affiliates and associates will not vote, or otherwise take any action with respect to, any shares of Alon USA Capital Stock in excess of 49.99 percent of the voting power of the outstanding shares of Alon USA Capital Stock at any meeting of Alon stockholders.

•
Until the election of directors at Alon's 2016 annual meeting of stockholders (the "2016 Alon Annual Meeting"), the Alon Board shall only nominate directors for election that are recommended by a committee of the Alon Board consisting solely of two or more independent directors of Alon (the "Independent Nominating Committee"). At any Alon stockholder meeting held prior to the 2016 Alon Annual Meeting, Delek will vote all Alon USA Capital Stock Delek, its affiliates and associates hold (i) in favor of all director nominees nominated by the Independent Nominating Committee, provided, however, that a specified number of such director nominees constituting less than a majority of the Alon Board shall be persons designated by Delek who are reasonably acceptable to the Independent Nominating Committee to serve as members of the Alon Board, (ii) against any other nominees and (iii) against the removal of any member of the Alon Board if the Independent Nominating Committee so recommends.

•
The bylaws of Alon were amended to provide that, until the final adjournment of the 2016 Alon Annual Meeting, the affirmative vote of at least 90% of the Alon Board shall be required to remove or replace the chairman of the Alon Board without cause.

For additional information, please see the Stockholder Agreement, which is filed as an exhibit and is incorporated by reference herein.

Safe Harbor Provisions Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that are based upon current expectations and involve a number of risks and uncertainties. Statements concerning current estimates, expectations and projections about future results, performance, prospects, opportunities, plans, actions and events and other statements, concerns, or matters that are not historical facts are “forward-looking statements,” as that term is defined under the federal securities laws. These forward-looking statements include, but are not limited to, statements regarding the proposed merger with Alon, integration and transition plans, synergies, opportunities, anticipated future performance and financial position, and other factors.

Investors are cautioned that the following important factors, among others, may affect these forward-looking statements. These factors include but are not limited to: risks and uncertainties related to the expected timing and likelihood of completion of the proposed merger, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the proposed merger that could reduce anticipated benefits or cause the parties to abandon the transaction, the ability to successfully integrate the businesses, the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, the possibility that stockholders of Delek may not approve the issuance of new shares of common stock in the merger or that stockholders of Alon may not approve the merger agreement, the risk that the parties may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all, risks related to disruption of management time from ongoing business operations due to the proposed transaction, the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of Delek’s common stock or Alon's common stock, the risk that the proposed transaction and its announcement could have an adverse effect on the ability of Delek and Alon to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers and on their operating results and businesses generally, the risk that problems may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected, the risk that the combined company may be unable to achieve cost-cutting synergies or it may take longer than expected to achieve those synergies, uncertainty related to timing and amount of future share repurchases and dividend payments, risks and uncertainties with respect to the quantities and costs of crude oil we are able to obtain and the price of the refined petroleum products we ultimately sell; gains and losses from derivative instruments; management's ability to execute its strategy of growth through acquisitions and the transactional risks associated with acquisitions and dispositions; acquired assets may suffer a diminishment in fair value as a result of which we may need to record a write-down or impairment in carrying value of the asset; changes in the scope, costs, and/or timing of capital and maintenance projects; operating hazards inherent in transporting, storing and processing crude oil and intermediate and finished petroleum products; our competitive position and the effects of competition; the projected growth of the industries in which we operate; general economic and business conditions affecting the southern United States; and other risks contained in Delek’s and Alon’s filings with the United States Securities and Exchange Commission.

Forward-looking statements should not be read as a guarantee of future performance or results and will not be accurate indications of the times at or by which such performance or results will be achieved. Forward-looking information is based on information available at the time and/or management's good faith belief with respect to future events, and is subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. Delek undertakes no obligation to update or revise any such forward-looking statements, except as required by applicable law or regulation.

No Offer or Solicitation

This communication relates to a proposed business combination between Delek and Alon. This announcement is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed transaction between Delek and Alon. In connection with the proposed transaction, HoldCo filed a registration statement on Form S-4 with the SEC (Registration Statement No. 333-216298), which was declared effective by the SEC on May 26, 2017. Delek and Alon have filed a joint proxy statement/prospectus and will file other relevant documents concerning the proposed merger with the SEC. Delek and Alon began mailing the definitive joint proxy statement/prospectus to their respective security holders on May 30, 2017. The definitive joint proxy statement/prospectus, dated May 30, 2017, contains important information about Delek, Alon, the proposed merger and related matters. This communication is not a substitute for the proxy statement, registration statement, proxy statement/prospectus or any other documents that Delek or Alon may file with the SEC or send to stockholders in connection with the proposed transaction. STOCKHOLDERS OF DELEK AND ALON ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT(S), REGISTRATION STATEMENT(S) AND/OR PROXY STATEMENT/PROSPECTUS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain copies of these documents, including the proxy statement/prospectus, and other documents filed with the SEC (when available) free of charge at the SEC's website, http://www.sec.gov. Copies of documents filed with the SEC by Delek will be made available free of charge on Delek’s website at http://www.delekus.com or by contacting Delek’s Investor Relations Department by phone at 615-435-1366. Copies of documents filed with the SEC by Alon will be made available free of charge on Alon's website at http://www.alonusa.com or by contacting Alon's Investor Relations Department by phone at 972-367-3808.

Participants in the Solicitation

Delek and its directors and executive officers, and Alon and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the holders of Delek common stock and Alon common stock in respect of the proposed transaction. Information about the directors and executive officers of Delek is set forth in the proxy statement for Delek’s 2017 Annual Meeting of Stockholders, which was filed with the SEC on April 6, 2017, and in the other documents filed after the date thereof by Delek with the SEC. Information about the directors and executive officers of Alon is set forth in the Annual Report on Form 10-K/A, which was filed with the SEC on May 1, 2017, and in the other documents filed after the date thereof by Alon with the SEC. Investors may obtain additional information regarding the interests of such participants by reading the proxy statement/prospectus regarding the proposed transaction when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph.

Item 9.01	Financial Statements and Exhibits
(a)    Financial statements of businesses acquired.
Not applicable.
(b)    Pro forma financial information.
Not applicable.
(c)    Shell company transactions.
Not applicable.
(d)    Exhibits.
99.1    Amended and Restated Stockholder Agreement between Delek US Holdings, Inc. and Alon USA Energy, Inc. dated April 14, 2015 (incorporated by reference to Exhibit 99.2 to Schedule 13D filed with the SEC on May 26, 2016 by Delek US Holdings, Inc.).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date:    June 21, 2017        DELEK US HOLDINGS, INC.

/s/ Kevin Kremke
Name:    Kevin Kremke
Title:    EVP / Chief Financial Officer

EXHIBIT INDEX
Exhibit No.    Description

99.1
Amended and Restated Stockholder Agreement between Delek US Holdings, Inc. and Alon USA Energy, Inc. dated April 14, 2015 (incorporated by reference to Exhibit 99.2 to Schedule 13D filed with the SEC on May 26, 2016 by Delek US Holdings, Inc.).